EXHIBIT 10.5.2

                         WHOLE LOAN CUSTODIAL AGREEMENT





                               CUSTODIAL AGREEMENT





                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                   Purchaser,
                               600 Steamboat Road
                          Greenwich, Connecticut 06830



                          AMERICAN HOME MORTGAGE CORP.
                                     Seller
                              520 Broadhollow Road
                            Melville, New York 11747


                         COLUMBIA NATIONAL, INCORPORATED
                                     Seller
                           7142 Columbia Gateway Drive
                            Columbia, Maryland 21046



                                       and



                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    Custodian
                           1761 East St. Andrew Place
                           Santa Ana, California 92705
                         Attn: Mortgage Custody - AH041C


                           Dated as of January 1, 2004


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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Section 1.  Definitions......................................................1
Section 2.  Delivery of Documents by Seller..................................7
Section 3.  Custodian as Custodian for, and Bailee of, Purchaser, Assignee
              and Warehouse Lender...........................................7
Section 4.  Certification by Custodian; Delivery of Documents; Disbursement
              Account........................................................9
Section 5.  [Reserved]......................................................12
Section 6.  Default.........................................................12
Section 7.  Access to Documents.............................................12
Section 8.  Custodian's Fees and Expenses; Successor Custodian; Standard of
              Care..........................................................12
Section 9.  Assignment by Purchaser.........................................15
Section 10. Insurance.......................................................16
Section 11. Representations, Warranties and Covenants.......................16
Section 12. No Adverse Interests............................................17
Section 13. Amendments......................................................17
Section 14. Execution in Counterparts.......................................18
Section 15. Agreement for Exclusive Benefit of Parties; Assignment..........18
Section 16. Effect of Invalidity of Provisions..............................18
Section 17. Governing Law...................................................18
Section 18. Consent to Service..............................................18
Section 19. Notices.........................................................18
Section 20. Certification...................................................18
Section 21. Construction....................................................19
Section 22. Submission to Jurisdiction......................................19
Section 23. WAIVER OF JURY TRIAL............................................19
Section 24  Joint and Several Liability.....................................18


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Exhibit A-1 Cash Window Submission Package
Exhibit A-2 Freddie Mac Document List
Exhibit A-3 Fannie Mae Document List
Exhibit A-4 Fannie Mae Master Bailee Letter
Exhibit B-1.Conduit Submission Package
Exhibit B-2 Conduit Master Bailee Letter
Exhibit C   Request for Certification
Exhibit D   Trust Receipt
Exhibit D-1 Notice of Intent to Issue a Trust Receipt
Exhibit E-1 Warehouse Lender's Release
Exhibit E-2 Warehouse Lender's Wire Instructions
Exhibit F-l Seller's Release
Exhibit F-2 Seller's Wire Instructions
Exhibit G-l Purchaser's Wire Instructions to Seller
Exhibit G-2 Purchaser's Wire Instructions to Custodian
Exhibit G-3 Purchaser's Delivery Instructions to Custodian
Exhibit H   Notice by Assignee to Custodian of Purchaser's Default
Exhibit I   [Reserved]
Exhibit J   Form of Delivery Instructions
Exhibit K-1 Trade Assignment
Exhibit K-2 Trade Assignment (Blanket)
Schedule A  List of Conduits

                               CUSTODIAL AGREEMENT



            THIS CUSTODIAL AGREEMENT ("Agreement"), dated as of the date set forth on the cover page hereof (the "Effective Date"), is entered into by and among GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Purchaser"), DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian ("Custodian"), AMERICAN HOME MORTGAGE CORP. (a "Seller") and COLUMBIA NATIONAL, INCORPORATED (a "Seller", and together with American Home Mortgage Corp., the "Sellers").



                              PRELIMINARY STATEMENT

            Purchaser has agreed to purchase from Sellers, from time to time, at its sole election, certain mortgage loans pursuant to the terms and conditions of one or more Purchase Agreements between Purchaser and Sellers relating to Cash Window Transactions or Conduit Transactions. With respect to the certain mortgage loans that Purchaser elects to purchase, the related Seller is obligated to interim service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreements. Purchaser desires to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of Purchaser or Assignee in accordance with the terms and conditions hereof.

            The parties hereto agree as follows:

            Section 1. Definitions.

            As used in this Agreement, the following terms shall have the following meanings:

            "Agency": Freddie Mac, Fannie Mae or GNMA, as applicable.

            "Applicable Agency Documents": The documents listed on Exhibit A-2, Exhibit A-3 or those documents listed on Exhibit B-1 as shall apply to GNMA, as applicable.

            "Applicable Guide": With respect to each Takeout Investor the applicable guide published by such Takeout Investor setting forth the requirements Mortgage Loans must satisfy in order to be eligible for purchase by such Takeout Investor as amended or supplemented from time to time.

            "Assignee": The party identified in writing to a Seller and Custodian by Purchaser from time to time who acts as agent for certain beneficiaries pursuant to certain Repurchase Transaction Tri-Party Custody Agreements with Purchaser.

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            "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

            "Bailee Letter": A Fannie Mae Bailee Letter or a Conduit Bailee Letter, as applicable.

            "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in the State of New York or the State of California are authorized or obligated by law or executive order to be closed or (b) any day on which Purchaser or Custodian is authorized or obligated by law or executive order to be closed.

            "Cash Window Submission Package": The documents listed on Exhibit A-1, which shall be delivered by the related Seller to Custodian in connection with each Cash Window Transaction.

            "Cash Window Transaction": A transaction initiated by a Seller's delivery of a Request for Certification which identifies Fannie Mae or Freddie Mac as the Takeout Investor.

            "Commitment": A commitment executed by Takeout Investor and a Seller evidencing Takeout Investor's agreement to purchase one or more Mortgage Loans from the related Seller and the related Seller's agreement to sell one or more Mortgage Loans to Takeout Investor in a forward trade by the applicable Expiration Date.

            "Conduit": Any of the entities listed on Schedule A, as amended or supplemented from time to time.

            "Conduit Bailee Letter": The master bailee letter, in the form of Exhibit B-2, for use by Custodian in connection with the delivery of a Conduit Submission Package, for the purpose of delivering the related Conduit Submission Package, excluding (i) a copy of the Confirmation, (ii) the Warehouse Lender's Release or Seller's Release, as applicable, and
      (iii) the original Assignment of Mortgage, in blank, to a Conduit.

            "Conduit Submission Package": The documents listed on Exhibit B-1, which shall be delivered by the related Seller to Custodian in connection with each Conduit Transaction.

            "Conduit Transaction": A transaction initiated by a Seller's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor.

            "Confirmation": A written confirmation as required by the Purchase Agreement of Purchaser's intent to purchase a pool of Mortgage Loans.

            "Custodian": The party identified on the cover page hereto and its permitted successors hereunder.

            "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by a Seller and transmitted electronically in an appropriate data layout no later than 11:00 a.m.


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

      Eastern Time, in the form of Exhibit J indicating the address for the delivery by Custodian of the applicable portion of the related Submission Package.

            "Disbursement Account": shall have the meaning set forth in Section 4(a)(2) hereof.

            "Discount": With respect to a Mortgage Loan sold by a Seller to Purchaser, the amount set forth on the related Confirmation as the Discount.

            "Eastern Time": Either Eastern Standard Time or Day Light Savings Time as then in effect in New York City.

            "Electronic Agent": Shall have the meaning assigned to such term in
      Section 2 of the Electronic Tracking Agreement.

            "Electronic Tracking Agreement" The Electronic Tracking Agreement, dated as of the date hereof, among the Purchaser, the Sellers, the Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time.

            "Expiration Date": With respect to any Commitment, the expiration date thereof.

            "Fannie Mae": Fannie Mae, and any successor thereto.

            "Fannie Mae Bailee Letter": The master bailee letter, in the form of Exhibit A-4, for use by Custodian in connection with the delivery to Fannie Mae of a Cash Window Submission Package excluding (i) the Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release or Seller's Release, as applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions, and (v) a copy of the Commitment.

            "Fannie Mae Commitment": A commitment executed by Fannie Mae and a Seller, evidencing Fannie Mae's agreement to purchase one or more Mortgage Loans from the related Seller and the related Seller's agreement to sell one or more Mortgage Loans to Fannie Mae by the applicable Expiration Date under the Applicable Guide.

            "Freddie Mac": Freddie Mac, and any successor thereto.

            "Freddie Mac Commitment": A commitment executed by Freddie Mac and a Seller evidencing Freddie Mac's agreement to purchase one or more Mortgage Loans from the related Seller and the related Seller's agreement to sell one or more Mortgage Loans to Freddie Mac by the applicable Expiration Date under the Applicable Guide.

            "Funding Confirmation": With respect to all Mortgage Loans purchased by Purchaser from a Seller via a single wire funds transaction on a particular Business Day, the trade confirmation from Purchaser to the related Seller confirming the terms of Purchaser's purchase of such Mortgage Loans.

            "GNMA": The Government National Mortgage Association and any successor thereto.


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

            "HUD": United States Department of Housing and Urban Development and any successor thereto.

            "Loan Identification Data": The applicable information regarding a Mortgage Loan, set forth on a Request for Certification, in the form of Exhibit C, which shall include (i) Purchaser's reference number, (ii) the name of Purchaser's applicable program, (iii) the Mortgage Loan number
      (iv) the last name of the Mortgagor, (v) the face amount of the Mortgage Note, (vi) the original number of months to maturity of the Mortgage Loan,
      (vii) the original interest rate borne by the Mortgage Note, (viii) the name of the Takeout Investor, (ix) the sale price of the Mortgage Loan to the Takeout Investor, (x) the commitment number, (xi) with respect to each MERS Mortgage Loan, the MIN, (xii) the Expiration Date, (xiii) the date the Mortgage Loan is scheduled to be delivered to the Takeout Investor,
      (xiv) the Release Payment, (xv) the name of the Warehouse Lender, if any, and (xvi) the Purchaser's Payee Number, if applicable.

            "Losses": Any and all losses, claims, damages, liabilities or expenses (including lost interest and reasonable attorney's fees) incurred by any Person specified; provided, however that "Losses" shall not include losses, claims, damages, liabilities or expenses which would have been avoided had such Person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

            "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Loan Identification Data."

            "MERS Report": The schedule listing MERS Mortgage Loans and other information prepared by the Electronic Agent with respect to such Mortgage Loan.

            "MERS System": The system of recording transfers of Mortgages electronically maintained by MERS.

            "MIN": The mortgage identification number of Mortgage Loans registered with MERS on the MERS System.

            "Mortgage": A mortgage, deed of trust or other security instrument creating a lien on an estate in fee simple in real property securing a Mortgage Note.

            "Mortgage Loan": A loan secured by a mortgage and that is subject to this Agreement.

            "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.


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            "Mortgaged Property": The property subject to the lien of the
      Mortgage securing a Mortgage Note.

            "Mortgagor": The obligor on a Mortgage Note.

            "Notice of Bailment": A notice, in the form of Schedule A to Exhibit A-4 or Schedule A to Exhibit B-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

            "Payee Number": The code used by Fannie Mae to indicate the wire transfer instructions that will be used by Fannie Mae to purchase a Mortgage Loan.

            "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Primary Mortgage Insurer": Any one of GE Capital Mortgage Insurance Co., Republic Mortgage Insurance Co., Mortgage Guaranty Insurance Corp., United Guaranty Corporation or PMI Mortgage Insurance Company or any other entity approved as a primary mortgage insurer by Fannie Mae.

            "Purchase Agreement": Each Purchase and Sale Agreement, dated as of the date set forth on the cover page thereof, between the related Seller and Purchaser, as each is amended from time to time providing the terms of Cash Window Transactions or Conduit Transactions.

            "Purchase Date": With respect to a Mortgage Loan, the date on which Purchaser purchases such Mortgage Loan from the related Seller.

            "Purchaser": Greenwich Capital Financial Products, Inc. and its successors.

            "Purchaser's Payment": The amount set forth on the Request for Certification in the "RELEASE PAYMENT" column.

            "Purchase Price": With respect to each Mortgage Loan purchased by Purchaser, an amount equal to the Trade Principal less an amount equal to the product of the Trade Principal and the Discount (i.e., TP minus (TP times D)).

            "Purchaser's Wire Instructions to Custodian": Wire Instructions delivered by Purchaser to Custodian, in the form of Exhibit G-2, executed by Purchaser, receipt of which is acknowledged by Custodian specifying the wire address where all funds received in accordance with Purchaser's Wire Instructions to Sellers shall be transferred by Custodian.

            "Purchaser's Wire Instructions to Seller": The wire instructions, set forth on Exhibit G-1, specifying the account which shall be used for the payment of all amounts due and payable by Sellers to Purchaser hereunder.


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            "Release Payment": The funds referred to in a Warehouse Lender's
      Release or Seller's Release, as applicable.

            "Request for Certification": A report detailing Loan Identification Data supplied by the related Seller to Purchaser and Custodian in the form of Exhibit C and transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by the related Seller to Purchaser on the Purchase Date.

            "Seller": With respect to any Mortgage Loan, the Sellers whose names is set forth on the cover page hereof from whom the Purchaser purchased such Mortgage Loan pursuant to the terms of the Purchase Agreement, and its permitted successors hereunder.

            "Seller's Release": A letter, in the form of Exhibit F-1, delivered by a Seller when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of the related Seller's right, title and interest in a Mortgage Loan upon receipt of payment by the related Seller.

            "Seller's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit F-2, to be used for the payment of funds to the related Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

            "Submission Package": With respect to each Mortgage Loan, a Cash Window Submission Package or a Conduit Submission Package, as applicable.

            "Successor Servicer": An entity designated by Purchaser, in conformity with the Purchase Agreement, to replace the related Seller as servicer for Purchaser, and, with respect to Cash Window Transactions, a seller/servicer of the Mortgage Loans for the Agency.

            "Takeout Investor": An Agency or a Conduit as applicable.

            "Trade Assignment": The assignment by a Seller to Purchaser of the related Seller's rights under a specific Commitment, in the form of Exhibit K-1, or of the related Seller's rights under all Commitments, in the form of Exhibit K-2.

            "Trade Price": The trade price set forth on a Commitment.

            "Trade Principal": With respect to any Mortgage Loan, the outstanding principal balance of the Mortgage Loan multiplied by a percentage equal to the Trade Price.

            "Trust Receipt": A receipt of Custodian, substantially in the form of Exhibit D hereto, indicating that with respect to the Mortgage Loans listed on the attached schedule, the Custodian has performed the procedures set forth in Sections 4(a) and 4(b) hereof, that it has received the entire Cash Window Submission Package or the Conduit Submission Package, as applicable, and that it is holding such documents as bailee and custodian of Purchaser.


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

            "Underwriter": Any party, including but not limited to a mortgage loan pool insurer, who underwrites a Mortgage Loan prior to its purchase by Purchaser.

            "Underwriter's Form": A Fannie Mae/Freddie Mac Form 1008/1077, HUD92900WS, HUD92900.4, VA Form 26-6393, VA Form 26-1866, a mortgage loan pool insurance certificate, or an underwriting approval form from a Primary Mortgage Insurer, as applicable, completed by an Underwriter with respect to a Mortgage Loan, indicating that such Mortgage Loan complies with its underwriting requirements.

            "Warehouse Lender": Any lender providing financing to a Seller for the purpose of originating Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of the related Seller to such lender.

            "Warehouse Lender's Release": A letter, substantially in the form of Exhibit E-1, from a Warehouse Lender to Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon payment to Warehouse Lender.

            "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit E-2, from a Warehouse Lender to Purchaser, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

            Section 2. Delivery of Documents by Seller.

If a Seller desires to engage in Cash Window Transactions:

            (a) relating to a Freddie Mac Commitment, the related Seller shall deliver to Purchaser a copy of (i) Freddie Mac Form 1035 (Custodial Agreement), if applicable, duly executed by the related custodian and Freddie Mac, and (ii) Freddie Mac Form 3 (Summary Agreement) or such other equivalent agreement as is acceptable to Purchaser, duly executed by the related Seller and Freddie Mac; or

            (b) relating to a Fannie Mae Commitment, the related Seller shall deliver to Purchaser a copy of (i) Fannie Mae Form 2003 (Custodial Agreement) if applicable, duly executed by the related custodian and Fannie Mae, (ii) Fannie Mae Mortgage Selling and Servicing Contract, and Fannie Mae Form 482 (Designation of Payee - Wire Transfer Information).

            Section 3. Custodian as Custodian for, and Bailee of, Purchaser, Assignee and Warehouse Lender.


            (a) With respect to each Mortgage Note, each Assignment of Mortgage and all other documents constituting each Submission Package that are delivered to Custodian or that at any time come into Custodian's possession, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely and exclusively in the capacity of custodian for, and bailee of, Purchaser. Custodian shall, subject to the provisions of paragraphs (b) and (c) of this Section 3 and except as otherwise required by Section 4: (i) hold all documents constituting a


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

Submission Package received by it for the exclusive use and benefit of Purchaser; (ii) make disposition thereof only in accordance with this Agreement and the directions of the Purchaser; and (iii) have no discretion or authority to act in a manner which is in any respect contrary to its role as custodian with respect to its obligations under this Agreement. Custodian shall segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fire resistant facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that Purchaser is the owner of the Mortgage Loans and that the Submission Package is being held for Purchaser.

            (b) With respect to each Mortgage Loan purchased by Purchaser from a Seller, Purchaser shall have the right to assign to Assignee such Mortgage Loan as described in Section 9. If Purchaser has notified Custodian in writing of such assignment, then, upon notice in the form of Exhibit H hereto by Assignee to Custodian of Purchaser's default, Assignee may (i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Agreement, (ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee, and (iii) assume the rights of Purchaser under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and such rights shall be exercisable solely by Assignee. Custodian shall give Assignee written acknowledgment of the receipt of such notice by signing such notice and returning a copy thereof to Assignee. In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package specified in such notice to Purchaser, Takeout Investor or Purchaser's designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to Custodian. The failure of Custodian to give the written acknowledgment referred to above shall not affect the validity of such assignment, pledge or grant of a security interest from the Purchaser to its Assignee. The effects of Assignee's notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee. The terms of this Agreement shall not apply to any Submission Package delivered by Custodian to Assignee.

            (c) Sellers and Purchaser acknowledge that Warehouse Lender, if any, identified from time to time in each Warehouse Lender's Release to be received by Custodian pursuant to Section 4(b)(i), is a warehouse lender for the related Seller. Sellers and Purchaser acknowledge that, in accordance with the terms of each Warehouse Lender's Release to be received by the Custodian pursuant to
Section 4(b)(i), pursuant to which each such Warehouse Lender conditionally releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender's Release, such release shall not be effective until the Release Payment is remitted to the Warehouse Lender in accordance with the Warehouse Lender's Wire Instructions. Until remittance of a Release Payment to Warehouse Lender, the interest of the related Warehouse Lender in a Mortgage Loan shall continue and remain in full force and effect. Sellers agree that to the extent the Release Payment is greater than the Purchase Price, the related Seller shall transfer on the Purchase Date the difference between the Release Payment and the Purchase Price to the Warehouse Lender in accordance with the Warehouse Lender's Wire Instructions or as otherwise agreed by the Seller and the Warehouse Lender.


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

            (d) If any additional documents relating to the Submission Package come into the Custodian's possession, the provisions of paragraphs (a), (b) and
(c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to the related Submission Package.

            Section 4. Certification by Custodian; Delivery of Documents; Disbursement Account.

            (a) (1) With respect to each Mortgage Loan being offered by a Seller for sale to Purchaser pursuant to (i) a Cash Window Transaction or (ii) a Conduit Transaction, the related Seller shall ensure that Custodian and Purchaser have each received the Loan Identification Data and Wiring Instruction Data necessary to complete a Request for Certification no later than 9:00 p.m. Eastern Time on the Business Day immediately preceding the related Purchase Date. Further, the related Seller shall ensure that Custodian shall be in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification no later than 6:00 p.m. Eastern Time on the Business Day prior to the related Purchase Date and that no more than 500 loan files are to be delivered to Custodian with respect to any one Purchase Date. Upon receipt by Custodian of such Request for Certification, Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification and shall certify in accordance with
Section 20 herein, each Submission Package and, no later than 2:00 p.m. Eastern Time on the Business Day of the related Purchase Date, issue to Purchaser by facsimile a Notice of Intent to Issue a Trust Receipt substantially similar to Exhibit D-l. If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, Custodian shall notify the related Seller and shall not include such Mortgage Loan in any Notice of Intent to Issue Trust Receipt. Not later than 3:00 p.m. Eastern Time on the Business Day of the related Purchase Date, Purchaser shall notify Custodian in writing or electronically which Mortgage Loans it does not intend to purchase as identified in the Notice of Intent to Issue Trust Receipt. Not later than 6:00 p.m. Pacific Time on the Business Day of the related Purchase Date, Custodian shall issue a cumulative Trust Receipt to Purchaser. Each Trust Receipt issued shall supersede any Trust Receipt bearing an earlier date.
            (2) Custodian shall establish and maintain an account (the "Disbursement Account"), entitled "Disbursement Account, Deutsche Bank National Trust Company, as Custodian for Greenwich Capital Financial Products, Inc. Account No. 40043," into which the Purchaser shall deposit the Purchase Price with Custodian. With respect to any Mortgage Loan, the Purchaser shall remit the Purchase Price to the Custodian for deposit into the Disbursement Account no later than 4:00 p.m. Eastern Time on the related Purchase Date. Any funds in the Disbursement Account shall remain uninvested.

            Provided that Custodian has received the related wire transfer as provided in Section 4(a)(2) above, on any related Purchase Date, the Custodian shall be permitted to disburse funds from the Disbursement Account pursuant to the Wiring Instruction Data provided by the related Seller. In no event shall Custodian be obligated to disburse funds if Custodian has not received funds pursuant to Section 4(a)(2) above. The Sellers hereby represent that they shall be solely responsible for assuring that the information provided in such Wiring Instruction Data is correct and agrees to confirm such Wiring Instruction Data by delivering to Custodian via overnight delivery a hard copy certification and confirmation of such Wiring Instruction Data which is consistent in all material respects with the electronic delivery of such data (such data to be received by the Custodian no later than 4:00 p.m. Eastern Time). The certification and confirmation from the related Seller shall be signed by an authorized officer of the related Seller. Custodian shall not be authorized to disburse funds from the Disbursement Account unless and until it receives from the related Seller such written, certified Wiring Instruction Data.

            The Sellers shall be obligated to cover any overdrafts or shortfalls related to the Disbursement Account pursuant to the terms and conditions provided separately by a money transfer service agreement, between the Sellers and Deutsche Bank National Trust Company, to be entered into by the parties.



            (b) With respect to each Request for Certification, prior to the delivery of the Notice of Intent to Issue a Trust Receipt by Custodian:

            (i) Custodian shall review each applicable set of documents comprising the Submission Package and shall ascertain whether (A) each document required by this Agreement to be in such Submission Package is in the Custodian's possession, (B) each document in the Custodian's possession conforms to the Loan Identification Data set forth in the Request for Certification with regard to items (iii) through (vii), inclusive, (C) each document appears regular on its face, (D) each document appears on its face to conform to the requirements of Exhibit A-1 or Exhibit B-1, as applicable, (E) each Mortgage Loan is listed on a schedule attached to a Warehouse Lender's Release or a Seller's Release, as the case may be, (F) if the Release Payment is a dollar amount, the amount appearing in the "RELEASE PAYMENT" column on the Request for Certification is equal to or exceeds the Release Payment identified on the Warehouse Lenders Release or Sellers Release, (G)(l) with respect to the wire transfer instructions as set forth in Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to Purchaser's Wire Instructions to Seller or
      (2) the Payee Number set forth on Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Purchaser in writing as Purchaser's Payee Number, and (H) with respect to each MERS Mortgage Loan and within twenty-four hours of the related funding, based solely upon a review of the MERS Report, each MERS Mortgage Loan is registered in the MERS System, the "interim funder" data field is blank with respect to each MERS Mortgage Loan and the Mortgagee, or in the case of a deed of trust, the beneficiary, is MERS and the Mortgage Loan is identified on the Loan Identification Data as a MERS Mortgage Loan.

            (ii) If Custodian determines that the documents in the Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i), Custodian shall include such Mortgage Loan in the Notice of Intent to Issue Trust Receipt and, assuming Purchaser does not notify Custodian that it will not purchase a particular Mortgage Loan, in the Trust Receipt issued that day to Purchaser. If documents in the Submission Package do not conform in all respects with Section 4(b)(i) or are missing and/or do not conform (except as specified in Section 4(b)(i)), Custodian shall not include such Mortgage Loan in any Notice of Intent to Issue Trust Receipt.

            (c) As outlined in Section 4(a), Custodian shall deliver to Purchaser, no later than 6:00 p.m. Pacific Time on the Business Day of the related Purchase Date, by facsimile transmission followed by overnight courier a cumulative Trust Receipt. Each cumulative Trust Receipt should include: (i) all Mortgage Loans that Custodian has certified on all prior Purchase Dates that Purchaser has not communicated to Custodian its release of interest in and (ii) the collateral location pursuant to the Mortgage Loan Schedule of each Mortgage Loan appearing on this cumulative Trust Receipt. Each Trust Receipt shall be deemed a certification by the Custodian that the Custodian has completed the procedures set forth in Sections 4(a) and 4(b)(i) hereof and a certification that it is holding each related Submission Package for the benefit of Purchaser in accordance with the terms hereof.

            (d) All documents comprising a Submission Package relating to Mortgage Loans included in a Trust Receipt shall be delivered by Custodian to the Takeout Investor specified by the related Seller via overnight courier in accordance with the Delivery Instructions and, except with respect to Mortgage Loans for which Freddie Mac or GNMA is the Takeout Investor, under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the applicable Bailee Letter. Custodian shall not deliver any Submission Package to any potential Takeout Investor unless such Takeout Investor was identified by the related Seller to Purchaser on the Purchase Date in the Loan Identification Data or as agreed to in writing by Purchaser and Custodian shall confirm prior to delivery of any documents to any Takeout Investor that such Takeout Investor has executed a Bailee Letter. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, the related Seller shall promptly cause the original of such instrument to be recorded. If Delivery Instructions direct Custodian to deliver any portion of a Submission Package to a location that is not the Takeout Investor's office specified on Schedule A, Custodian must receive Purchaser's written consent to deliver to such location prior to complying with such Delivery Instructions. Upon receipt of one written approval from Purchaser, such written approval shall, unless Custodian receives written or electronic notice from Purchaser to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by the related Seller that list such location. Following delivery by Custodian of the Submission Package to Takeout Investor, all remaining documents, if any, not included in such Submission Package shall be held by Custodian for thirty (30) days following receipt of notification from Purchaser, at which time the Custodian shall destroy such documents or deliver the same as directed by, and at the expense of, the related Seller.

            (e) At any time following the delivery of a Trust Receipt, in the event Custodian becomes aware of any noncompliance in any respect with Section 4(b)(i) with respect to a related Submission Package or the related forms, including the return of documents to the Custodian from Takeout Investor due to a defect in such documents or if Takeout Investor fails to purchase any Mortgage Loan by the related Cure Date, the Custodian shall give prompt oral notice of such defect to the related Seller and Purchaser, followed by a written specification thereof to Purchaser within one Business Day. In addition, Custodian shall provide written notice in the event that any documents remain in the possession of a Takeout Investor for ten days and the related Mortgage Loans have not been purchased by Takeout Investor prior to such date.

            Section 5. [Reserved].

            Section 6. Default.If Sellers fail to fulfill any of their obligations under the Purchase Agreement or hereunder or in connection with the exercise by Purchaser of any remedy pursuant to Section 3 of the Purchase Agreement then, subject to the provisions of Section 3(b) of this Agreement, Purchaser may, by written or electronic notice to Custodian, (a) appoint Custodian as its delegate to complete the endorsements on behalf of Purchaser on the Mortgage Notes held by Custodian and to complete and record at Purchaser's expense the related blank Assignments of Mortgages relating to the affected Mortgage Loans in accordance with Purchaser's instructions and, when applicable,
(b) require Custodian to deliver to Purchaser, Takeout Investor or Successor Servicer the Submission Packages (or any portion thereof specified by Purchaser) in Custodian's possession or under Custodian's control to which the failure relates. If Purchaser fails to purchase Mortgage Loans as provided for under the Purchase Agreement or hereunder, Custodian shall hold the Mortgage Loans for the benefit of the related Seller and shall act under instructions from the related Seller.
            Section 7. Access to Documents.

Upon reasonable prior written notice to Custodian, Purchaser (and if the Mortgage Loans have been assigned, Assignee) and its agents, accountants, attorneys and auditors will be permitted during normal business hours at its office to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which Purchaser has an interest. Upon the written or electronic request of Purchaser (or, if applicable, Assignee) and at the cost and expense of Purchaser (or, if applicable, Assignee), Custodian shall provide such Purchaser (or, if applicable, Assignee) with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian's possession relating to any of the Mortgage Loans in which Purchaser (or, if applicable, Assignee) has an interest. In addition, upon the written or electronic request of Purchaser, Custodian shall provide Purchaser with an electronic transmission containing a list of all the Mortgage Loans for which the Custodian holds documents pursuant to this Custodial Agreement and a list of the documents held by Custodian with respect to each such Mortgage Loan.

            Section 8. Custodian's Fees and Expenses; Successor Custodian; Standard of Care.

            (a) Sellers agree to pay the Custodian such fees and expenses for its services under this Agreement as are set forth in a separate agreement between Custodian and Sellers (the "Sellers/Custodian Fee Agreement"), and shall further pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with this Agreement or any other documents executed in connection herewith (including, without limitation, attorney's fees and expenses). The payment of the Custodian's fees and expenses pursuant to the Sellers/Custodian Fee Agreement, shall be solely the obligation of Sellers. Custodian has no lien on, and shall not attempt to place a lien on, or assert an interest in, any of the Submission Package, Mortgage Loans or proceeds thereof to secure the payment of its fees and expenses. The obligations of the Sellers under this Section 8 shall survive the termination of this Agreement and the resignation or removal of Custodian.

            (b) Custodian or any successor Custodian may resign at any time by giving sixty (60) days' prior written notice to Sellers and Purchaser. Such resignation shall take effect upon the earlier of (i) the appointment of a successor Custodian by Purchaser and delivery of all the Submission Packages and any related documents in Custodian's possession to the successor Custodian in accordance with the written or electronic direction of the Purchaser, and (ii) the delivery of all the Submission Packages and any related documents in Custodian's possession to the Purchaser or its designee pursuant to (c) below after expiration of said sixty (60) days. Sellers shall be responsible for reimbursing Custodian for its expenses associated with delivery of the Submission Packages and related documents to Purchaser.

            (c) In the event of any such resignation, Custodian shall promptly transfer to the successor Custodian all Submission Packages and related documents in Custodian's possession and the successor Custodian shall hold such Submission Packages and related documents in accordance with this Agreement. If Purchaser directs the removal of Custodian, Purchaser shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian's possession and for any fee of the successor Custodian in excess of the fees of the initial Custodian hereunder. In any case, Custodian shall not be responsible for payment of fees to any successor Custodian. The Purchaser shall have sixty (60) days in which to appoint and designate an acceptable successor Custodian. If the Purchaser fails to appoint a successor Custodian within such 60-day period, then Custodian shall deliver possession and custody of the Submission Packages and any related Submission Packages in Custodian's possession to Purchaser at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of Purchaser.

            (d) Custodian shall have responsibility only for the Submission Packages and their contents which have been actually delivered to it and which have not been released to the related Seller, Purchaser, the Takeout Investor, Agency or Assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds similar mortgage loan documents as security for similar loans or warehouse loans. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either the related Seller, the Agency, Purchaser or Assignee. With respect to its obligations under this Agreement, the Custodian shall not be bound in any way by any agreement or contract other than this Agreement and the exhibits and schedules hereto and any other agreement to which it is a party. The Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto. The Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Custodian.

            (i) Throughout the term of this Agreement, the Custodian shall have no responsibility for ascertaining the value, collectability, insurability, recordability, enforceability, effectiveness or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Custodian's authority to enter into this Agreement and to perform its obligations hereunder).

            (ii) The Custodian shall not be under any duty to determine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Submission Package, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

            (iii) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

            (iv) The Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

            (v) In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements expressed therein, upon any certificates furnished to Custodian which conform to the requirements of this Agreement.

            (vi) Neither the Custodian nor any of its officers, directors, employees and agents shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Purchaser given under this Agreement.

            (vii) Custodian may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (viii)Custodian may consult with counsel and the advice or any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

            (ix) Custodian shall not invest or reinvest any cash held in the Disbursement Account in the absence of timely and specific written investment direction from the Purchaser. In no event shall Custodian be liable for the selection of investments or for investment losses incurred thereon. Custodian shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or as a result of the failure of the Purchaser to provide timely written investment direction.

            (x) Sellers hereby jointly and severally indemnify, defend and hold Custodian and its officers, directors, employees and agents harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by Custodian and its officers, directors, employees and agents, including court costs and reasonable attorney's fees and disbursements, in connection with Custodian's performance of its duties under this Agreement, including those involving ordinary negligence, but excluding only those involving gross negligence or willful misconduct of Custodian. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination of this Agreement. The Custodian shall have the power to employ such agents as it may reasonably deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement.

            (e) Neither the Custodian nor any of its officers, directors, employees and agents shall incur any liability to any Person for its acts or omissions hereunder, except as may result from its negligence or willful misconduct. The parties each (for itself and any person or entity claiming though it) hereby releases, waives, discharges, exculpates and covenants not to sue the Custodian for any action taken or omitted under this Agreement except to the extent caused by the Custodian's negligence or willful misconduct. Notwithstanding anything contained herein to the contrary, the parties agree that no party hereunder nor any of its directors, officers or employees shall be liable to any other party hereunder for any special, consequential or punitive damages whatsoever.

            (f) Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties hereunder. Whenever in the administration of the provisions of this Agreement the Custodian shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Custodian, be deemed to be conclusively proved and established by a certificate signed by one of the Purchaser's officers and delivered to the Custodian and such certificate, in the absence of negligence or bad faith on the part of the Custodian, shall be full warrant to the Custodian for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

            Section 9. Assignment by Purchaser. Purchaser may assign all of its right, title and interest in and to some or all of the Mortgage Loans purchased by Purchaser pursuant to the Purchase Agreement and all rights of Purchaser under the Purchase Agreement (and this Agreement) in respect of such Mortgage Loans represented thereby to Assignee. Purchaser shall provide written notice to Custodian of any such assignment. The failure of Purchaser to give such notice shall not affect the validity of any such assignment. If the Purchaser does, however, fail to give such notice to the Custodian, then the Assignee may give such notice to the Custodian. Sellers hereby irrevocably consent to any such assignment to the extent permitted by law. Subject to any limitations in any agreement between such Assignee and the Purchaser, such Assignee may, upon notice as provided in Section 15 hereof, directly enforce and exercise such rights under this Agreement that have been assigned to it and, until otherwise notified by such Assignee, the Purchaser shall no longer have any of such rights. In accordance with the provisions of the Electronic Tracking Agreement, the related Seller shall (1) cause each Mortgage Loan that is to be sold to the Purchaser on a Purchase Date the Mortgage for which is recorded in the name of MERS to be designated a MERS Mortgage Loan on the related Loan

Identification Data and (2) cause the Purchaser to be designated an Associated Member (as defined in the Electronic Tracking Agreement) with respect to each such MERS Mortgage Loan. Subject to any limitations in any agreement between Assignee and Purchaser, Assignee may, upon notice of Purchaser's default as provided in Section 3(b) hereof, directly enforce and exercise such rights under this Agreement that have been assigned or pledged to it and, until otherwise notified by Assignee, Purchaser shall no longer have any of such rights. Custodian shall assume that any assignment from Purchaser to Assignee is subject to no limitations that are not expressly set forth in this Agreement.

            Section 10. Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement such (a) fidelity insurance,
(b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance as Custodian deems appropriate, prudent and customary.

            Section 11. Representations, Warranties and Covenants.


            (a) By Custodian. Custodian hereby represents and warrants to, and covenants with, Sellers and Purchaser that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

            (i) Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and fully satisfies the requirements for acting as a GNMA custodian, a Fannie Mae custodian and a Freddie Mac custodian; and

            (ii) Custodian has the full power and authority to hold each Mortgage Loan and to enter into and perform its duties and obligations as contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            (b) By Sellers. Sellers hereby represent and warrant to, and covenant with, Custodian and Purchaser that, as of the date hereof and throughout the term of this Agreement:

            (i) Sellers are duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

            (ii) Sellers have the full power and authority to hold each Mortgage Loan and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Sellers, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            (c) By Purchaser. Purchaser hereby represents and warrants to, and covenants with, Custodian and Sellers that, as of the date hereof and throughout the term of this Agreement:

            (i) Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

            (ii) Purchaser has the full power and authority to hold each Mortgage Loan and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            Section 12. No Adverse Interests. By its acceptance of each Submission Package, Custodian covenants and warrants to Purchaser that: (a) as of the date of payment by Purchaser of the Purchase Price, Custodian, solely in its capacity as Custodian, (i) holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan, and (ii) has no interest in or lien upon the Submission Packages which it holds as custodian for Purchaser; and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

            Section 13. Amendments. This Agreement may be amended only by written agreement of Sellers, Purchaser and Custodian except that, if this Agreement shall have been assigned by Purchaser with written notice of such assignment given to Sellers and Custodian, no amendment shall be effective unless the amendment is also signed by Assignee. Purchaser shall give at least five (5) days'prior written notice to Assignee of any proposed amendment to this Agreement and shall furnish Assignee with a copy of each such amendment within five (5) days after it is executed and delivered. This Agreement, together with the Exhibits, Schedules and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            Section 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            Section 15. Agreement for Exclusive Benefit of Parties; Assignment. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from Assignee to Custodian (with a copy to Purchaser) that Purchaser has defaulted in any material respect under any funding or loan agreement relating to the financing of Purchaser's purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement.

            Section 16. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement are or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby, unless the remaining provisions cause this Agreement to fail its essential purpose.

            Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

            Section 18. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 19.

            Section 19. Notices. Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile or electronic transmission, or personally delivered at, or sent by overnight courier to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 19.

            Section 20. Certification. Custodian hereby acknowledges that each time it issues a Notice of Intent to Issue Trust Receipt and attaches a list of Mortgage Loans, it is making an express representation and warranty to Purchaser that it has reviewed each Submission Package listed on the Request for Certification as specified in Sections 4(a) and (b) with respect to the related Mortgage Loan.

            Section 21. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

            Section 22. Submission to Jurisdiction.

With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and (b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in this
Section 22.

            Section 23. WAIVER OF JURY TRIAL.

EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 24. Joint and Several Liability.

The liability of the Sellers hereunder is joint and several. The Sellers hereby:
(a) acknowledge and agree that the Purchaser and the Custodian shall have no obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any defense to their obligations under this Agreement, based upon or arising out of the disability or other defense or cessation of liability of one Seller versus the other or of any other Seller, and (c) waive any right of subrogation or ability to proceed against any Person until all amounts owed to Purchaser and Custodian by Sellers pursuant to this Agreement are paid in full.

      IN WITNESS WHEREOF, Sellers, Purchaser and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

                        AMERICAN HOME MORTGAGE CORP. (Seller)

                        By:    /s/ Michael Strauss
                           ------------------------------------
                        Name:  Michael Strauss
                        Title: President


                        COLUMBIA NATIONAL, INCORPORATED (Seller)

                        By:    /s/ Michael Strauss
                           ------------------------------------
                        Name:  Michael Strauss
                        Title: President


                        GREENWICH CAPITAL FINANCIAL
                              PRODUCTS, INC. (Purchaser)


                        By:    /s/ Michael Pillari
                           ------------------------------------
                        Name:  Michael Pillari
                        Title: Managing Director



                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                        as Custodian


                        By:    /s/ Andrew Hays
                           ------------------------------------
                        Name:  Andrew Hays
                        Title: Associate

                        By:    /s/ Aimee Kemmeter
                           ------------------------------------
                        Name:  Aimee Kemmeter
                        Title: Assistant Vice President

                                                                      EXHIBITA-1



                         CASH WINDOW SUBMISSION PACKAGE



            With respect to each Mortgage Loan being offered by Seller for sale to Purchaser pursuant to a Cash Window Transaction, Seller shall deliver and release to Custodian the following documents:

            (i) The original Mortgage Note bearing all intervening endorsements from the originator to the Seller endorsed, "Pay to the order of _______, without recourse" and signed in the name of Seller by an authorized officer of Seller; (if applicable), the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate (or a certificate from the county recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located and if Freddie Mac is the Agency for the related Mortgage Loan, the Freddie Mac loan number should appear on the top right hand corner of the Mortgage Note;

            (ii) A Mortgage meeting one of the following requirements:

                        (A) The original Mortgage bearing evidence that the
            Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                        (B) A copy of the Mortgage together with either (i) an
            officer's certificate (which may be a blanket officer's certificate of Seller covering all such Mortgage Loans), (ii) a certificate from the county recorder's office, or (iii) a certificate from the related title company or escrowed closing agent, in such case that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

            (iii) With respect to each Mortgage Loan that has been designated for sale to Fannie Mae, an original Assignment of Mortgage to Fannie Mae in recordable form but unrecorded signed in the name of Seller by an authorized officer;

            (iv) If Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, evidencing the chain of mortgage assignments from the originator of the Mortgage Loan to Seller, and a copy of each such intervening mortgage assignment, together with an Officer's Certificate, or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located;

            (v) Except with respect to any MERS Mortgage Loan, an original Assignment of Mortgage, in blank, in recordable form but unrecorded (which Assignment of Mortgage may be in the form of a blanket assignment of two or more such Mortgages to the extent permitted by applicable law) signed in the name of Seller by an authorized officer;

            (vi) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans or if there is no Warehouse Lender with respect to such Mortgage Loans, a Seller's Release, from Seller, addressed to Purchaser, releasing any and all right, title and interest in such Mortgage Loans.

            (vii) Delivery Instructions.

            (viii) Originals, if any, of each modification agreement.

            (ix) The Applicable Agency Documents, listed on Exhibit A-2 and Exhibit A-3.

            (x) The original policy of title insurance, or, if the policy has not yet been issued, a written commitment or interim binder issued by the title insurance company, dated and certified as of the date the Mortgage Loan was funded, with a statement by the title insurance company or closing attorney on such binder or commitment that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured.

            (xi) with respect to each MERS Mortgage Loan, a MERS Report.

            (xii) A Trade Assignment in the form of Exhibit K-1 or Exhibit K-2 attached hereto, which shall be fully completed and executed by both the Takeout Investor and the Seller.

All documents delivered to Custodian shall be delivered by Seller in an appropriate file folder, properly secured, and clearly marked with Seller's appropriate Freddie Mac or Fannie Mae loan number identifying such Mortgage Loan in the form and order required by the Agency. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian with a certification by Seller that the originals are being sent for recordation, Seller shall promptly cause the original of such instrument to be recorded.

                                                                     EXHIBIT A-2

                            Freddie Mac DOCUMENT LIST



            (i) Freddie Mac Form 1 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Original Cash) or Freddie Mac Form 9 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Gold
      Cash), or Freddie Mac Form 2 (Adjustable Rate Purchase Contract Conventional Home Mortgages).

            (ii) Freddie Mac Form 1034 (Custodial Certification Schedule).

            (iii) Freddie Mac Form 996 (Warehouse Lender Release of Security Interest).1

            (iv) Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery).

            (v) Freddie Mac Form 960 (Transfer of Servicing) (if supplied by Seller)




--------
1 Consisting either of the form submitted by Seller to Custodian naming Purchaser as Warehouse Lender or in the circumstances contemplated by Section 3(d), a substituted form completed by Custodian naming the Purchaser as Warehouse Lender.

                                                                     EXHIBIT A-3

                            Fannie Mae DOCUMENT LIST



            (i) Either a Standard Mandatory Delivery Commitment or a Negotiated Mandatory Delivery Commitment or a Negotiated Market-Rate Standby Commitment.

            (ii) Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule).

            (iii) Fannie Mae Form 360 (Incumbency Certificate) (executed by Seller naming person authorized to instruct Fannie Mae on where to wire funds).2

            (iv) All original intervening assignments (if any) duly executed and acknowledged and in recordable form, but unrecorded.




--------
2 If applicable.

                                                                     EXHIBIT A-4

                            [LETTERHEAD OF PURCHASER]
                         FANNIE MAE MASTER BAILEE LETTER


                                                  ____________  __   , ____
[______________]


Attention:

Ladies and Gentlemen:

      In connection with its Conforming Whole Loan Purchase: Cash Window Program, the undersigned GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Purchaser") shall from time to time, cause Deutsche Bank National Trust Company, as custodian ("Custodian"), to deliver to Fannie Mae original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage Loans"), along with certain other documents comprising the related files ("Mortgage Documents"). Custodian is hereby instructed to prepare and insert a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan ("Notice of Bailment"), in each file of Mortgage Documents delivered by Custodian to Fannie Mae.

      Except as otherwise provided herein, each Mortgage Document so delivered to Fannie Mae is to be held by Fannie Mae, as agent for Custodian, and subject to only Purchaser's direction and control.

      Upon Purchaser's receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions set forth in Fannie Mae's Form 482 or 1068 all of Purchaser's legal or equitable interest in the Mortgage Loan shall terminate.

      The persons listed on the attached Schedule B are the authorized representatives ("Authorized Representatives") of Purchaser. Custodian shall not honor any communication relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent, confirmed in writing at the request of Custodian, of an Authorized Representative of Purchaser.

      Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

                                   Sincerely,


                                   GREENWICH CAPITAL FINANCIAL
                                   PRODUCTS, INC.
                                   (Purchaser)



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   Agreed to:

                                   Deutsche Bank National Trust Company,
                                   as Custodian


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   Dated: As of the date first set forth above

                                                                      SCHEDULE A
                                                                  TO EXHIBIT A-4

                               NOTICE OF BAILMENT
[Fannie Mae Address]

            Re:   [Insert Description of Loan, including
                  Borrower's Name, Loan Amount and
                  Fannie Mae's Loan Number]

Ladies and Gentlemen:

      Pursuant to the Master Bailee Letter, dated__________, ____ (the "Master Bailee Letter"), between Greenwich Capital Financial Products, Inc. ("Purchaser") and Deutsche Bank National Trust Company (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of Purchaser).

      Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Applicable Guide shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

      The proceeds of the sale of each Mortgage Loan accepted for purchase by you must be remitted immediately upon settlement by you, by wire transfer in immediately available funds, in accordance with the following wire instructions:

                        _____________________
                        _____________________
                        ABA #___________
                        A/C #___________
                        _____________________
                        Attn:  ______________

You shall be responsible for making certain that all of the proceeds from the sale of the Mortgage Loan are received in accordance with the wire transfer instructions set forth above and Purchaser's interest in the Mortgage Loan shall not be released until such funds are received by Purchaser.

      Any questions relating to the Mortgage Documents should be referred to the Purchaser at (203) 625-2700.
                                          Sincerely,


                                          --------------------------------------
                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                                                      SCHEDULE B
                                                                  TO EXHIBIT A-4


                     AUTHORIZED REPRESENTATIVES OF PURCHASER

Name                          Title                   Authorized Signature
----                          -----                   --------------------

                                                                     EXHIBIT B-1

                           CONDUIT SUBMISSION PACKAGE

      With respect to each Mortgage Loan being offered by Seller for sale to Purchaser, pursuant to a Conduit Transaction, Seller shall deliver and release to Custodian the following documents:

                        (i) The original Mortgage Note bearing all intervening
            endorsements from the originator to the Seller endorsed, "Pay to the order of _______, without recourse" and signed in the name of Seller by an authorized officer of Seller; (if applicable), the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an officer's certificate from the Seller (or a certificate from the county recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

                        (ii) A Mortgage meeting one of the following
            requirements:

                              (A) The original Mortgage bearing evidence that
            the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                              (B) A copy of the Mortgage together with either
            (i) an officer's certificate (which may be a blanket officer's certificate of Seller covering all such Mortgage Loans), (ii) a certificate from the county recorder's office, or (iii) a certificate from the related title company or escrowed closing agent, in such case that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

                        (iii) If Seller did not originate the Mortgage Loan, all
            original intervening assignments duly executed and acknowledged and in recordable form, evidencing the chain of mortgage assignments from the originator of the Mortgage Loan to Seller, and/or a copy of each such intervening mortgage assignment, together with either (i) an officer's certificate (which may be a blanket officer's certificate of Seller covering all such Mortgage Loans), (ii) a certificate from the county recorder's office, or (iii) a certificate from the related title company or escrowed closing agent, in such case that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located;

                        (iv) Except with respect to any MERS Mortgage Loan, an
            original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of Seller by an authorized officer;

                        (v) If applicable, a Warehouse Lender's Release, from
            any Warehouse Lender having a security interest in the Mortgage Loans or, or if there is no Warehouse Lender with respect to such Mortgage Loans, a Seller's Release, from Seller, addressed to Purchaser, releasing any and all right, title and interest in such Mortgage Loans;

                        (vi) Delivery Instructions; and

                        (vii) A copy of the Commitment.

                                                                     EXHIBIT B-2

                            [LETTERHEAD OF CUSTODIAN]


                          CONDUIT MASTER BAILEE LETTER

                                                   ___________ __ , ____

[ADDRESS]

[__________]

Attention:

Ladies and Gentlemen:

      The undersigned Deutsche Bank National Trust Company ("Custodian"), as custodian for GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Purchaser") shall from time to time deliver to ________ ("Takeout Investor") original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage Loans"), along with certain other documents comprising the related files ("Custodial Files") and, in each case, a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan ("Notice of Bailment"), for inspection by Takeout Investor prior to the possible purchase by Takeout Investor of such Mortgage Loans pursuant to commitments ("Commitments") from certain sellers of Mortgage Loans ("Sellers"). Prior to its delivery to Takeout Investor, all of Seller's right, title and interest in each Mortgage Loan and proceeds thereof shall have been conveyed to Purchaser in accordance with each Seller's agreement with Purchaser.

      Except as otherwise provided herein, each Custodial File so delivered to Takeout Investor is to be held by Takeout Investor, as agent for Custodian, and subject to only Purchaser's direction and control until released as provided herein. The proceeds of the sale of each Mortgage Loan accepted for purchase by Takeout Investor must be remitted immediately upon settlement by Takeout Investor, by wire transfer in immediately available funds, in accordance with the following wire instructions:
                        _____________________
                        _____________________
                        ABA #___________
                        A/C #____________
                        _____________________
                        Attn:  ______________

Takeout Investor shall be responsible for making certain that all of the proceeds from the sale of each Mortgage Loan are received in accordance with the wire transfer instructions set forth on each Notice of Bailment and Purchaser's interest in the Mortgage Loans shall not be released until such funds are received by Purchaser.

      Upon Purchaser's receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions in the applicable Notice of Bailment, all of Purchaser's legal or equitable interest in the Mortgage Loan shall terminate.

      All Mortgage Loan documents held by Takeout Investor which are received by Takeout Investor from Custodian with respect to a Mortgage Loan that is not purchased must be returned immediately to Custodian at the address for delivery of documents set forth on the Notice of Bailment. Purchaser reserves the right at any time, until a Mortgage Loan has been purchased by Takeout Investor, to demand the return of the related Mortgage Documents to Custodian, and Takeout Investor agrees to return to Custodian the Mortgage Documents pertaining to a Mortgage Loan not purchased by Takeout Investor immediately upon such demand by Purchaser.

      The persons listed on the attached Schedule B are the authorized representatives ("Authorized Representatives") of Purchaser. Takeout Investor shall not honor any communication from Sellers or any third party relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent of an Authorized Representative of Purchaser, or until Purchaser has received the required amount of proceeds of the sale of such Mortgage Loan.

      In the event Takeout Investor is not able for any reason to comply with the terms of this Bailee Letter, Takeout Investor shall immediately return the Submission Package to Custodian at the above address.

      Takeout Investor acknowledges that the Custodial File is being delivered in accordance with its instructions. Takeout Investor shall not deliver a Custodial File to any third party without the prior written consent of Purchaser unless such third party is a wholly owned subsidiary of Takeout Investor or a custodian and bailee of Takeout Investor who is receiving such Custodial File with written notice of the bailment created by this Master Bailee Letter.

      In the event Takeout Investor is not able for any reason to comply with the terms of this Master Bailee Letter, Takeout Investor shall immediately return each Custodial File in Takeout Investor's possession to Custodian at the address for delivery of documents set forth in the related Notice of Bailment.

      No deviation in performance of the terms of any previous bailment agreement will alter any of Takeout Investor's duties or responsibilities as provided herein.

      By accepting delivery of a Custodial File containing a Notice of Bailment, Takeout Investor shall be bound by the terms hereof. Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

                                          Sincerely,

                                          Deutsche Bank National Trust Company,
                                          as Custodian


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:
                                          Dated: As of the date first set forth
                                          above

Agreed to:


[CONDUIT]
(Takeout Investor)



By:
   --------------------------------
Name:
Title:
Dated: As of the date first set forth above

                                                                      SCHEDULE A
                                                                  TO EXHIBIT B-2


                               NOTICE OF BAILMENT


[Conduit Address]

                  Re:   [Insert Description of Loan, including
                        Borrower's Name, Loan Amount and
                        Fannie Mae's Loan Number]

Ladies and Gentlemen:

      Pursuant to the Master Bailee Letter, dated , ____ (the "Master Bailee Letter"), between you and Deutsche Bank National Trust Company (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of Greenwich Capital Financial Products, Inc. ("Purchaser")).

      Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Applicable Guide shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

      In the event you elect to purchase the Mortgages subject to the Master Bailee Letter, you shall pay the Trade Price to the Purchaser by wire transfer based upon the following instructions:

                        _____________________
                        _____________________
                        ABA #___________
                        A/C #____________
                        _____________________
                        Attn:  ______________

      Any questions relating to the Mortgage Documents should be referred to the Purchaser at (203) 625-2700.

                                   Sincerely,

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                                                      SCHEDULE B
                                                                  TO EXHIBIT B-2


                     AUTHORIZED REPRESENTATIVES OF PURCHASER


Name                    Title                   Authorized Signature
----                    -----                   --------------------

___________________     ___________________     _____________________

___________________     ___________________     _____________________

___________________     ___________________     _____________________

___________________     ___________________     _____________________

                                                                       EXHIBIT C

                            REQUEST FOR CERTIFICATION

---------------------------------- -- ------------------------------------------------------ -- ------------------------------------
      Type of Transaction:                          (0)Cash Window Transaction                          (0)Conduit Transaction
---------------------------------- -- ------------------------------------------------------ -- ------------------------------------
                                Mortgagor                                                                    ARM data (margin,
              Original Loan     First and      Property Address (street,     Original                     index,cap,floor,1st rate
  Loan #         Amount         Last Name          city, state, zip)         Loan Term     Note Rate    adj, max rate, 1st pay date)
------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------

------------ ---------------- --------------- --------------------------- -------------- ------------- -----------------------------


---------------------------------- ----------------------------
      Type of Transaction:           (0)Conduit Transaction
---------------------------------- ----------------------------
                                                   Loan Type
              Original Loan                        (fixed or
  Loan #         Amount             Maturity Date  adjustable
------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

------------ ----------------      -------------- ------------

                                                                       EXHIBIT D

                                  TRUST RECEIPT

                                 MORTGAGE LOANS



No. ____                                        Date:



      Deutsche Bank National Trust Company, as custodian (the "Custodian"), certifies that on the date of this Trust Receipt, GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Purchaser") is the registered owner of this Trust Receipt evidencing ownership of certain mortgage loans (the "Mortgage Loans") listed by identifying number on the schedule attached to this Trust Receipt and further identified in the books and records of the Custodian, interim serviced by [____________] ("Seller"). The Mortgage Note and copy of the recorded Mortgage (or deed of trust) for each Mortgage Loan are held by Custodian, pursuant to the terms and conditions of that certain Custodial Agreement dated as of _____, 200_ (the "Agreement") among Purchaser, Seller and Custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Trust Receipt is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Trust Receipt by virtue of the acceptance hereof assents and by which such holder is bound.

      Any transfer of this Trust Receipt may be registered upon presentation of this Trust Receipt by the transferee hereof, duly assigned to the transferee, at the office of the Custodian.

      This Trust Receipt supersedes any Trust Receipt bearing an earlier date.

      This Trust Receipt shall not be valid or become obligatory for any purpose unless and until the Certificate of Authentication appearing below has been duly executed by the Custodian.



      IN WITNESS WHEREOF, the Custodian has caused this Trust Receipt to be duly executed.



                                    Deutsche Bank National Trust Company,
                                    as Custodian


                                    By:
                                       ----------------------------------
                                          Authorized Officer




CERTIFICATE OF AUTHENTICATION

This Trust Receipt is one of
the Trust Receipts issued under
the above-described Agreement.


Dated:



By:
   -----------------------------
Authorized Officer

                                TRUST RECEIPT NO.

                                 MORTGAGE LOANS



Following are the identifying numbers of the Mortgage Loans subject to this Trust Receipt:

                                                                     EXHIBIT D-1

                     NOTICE OF INTENT TO ISSUE TRUST RECEIPT

                                 MORTGAGE LOANS



No. ____                                  Date:



      Deutsche Bank National Trust Company as custodian (the "Custodian"), hereby notifies GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Purchaser") that Custodian shall issue a Trust Receipt certifying that Purchaser is the registered owner of certain mortgage loans (the "Mortgage Loans") listed by identifying number on the schedule attached to this Notice of Intent to Issue Trust Receipt and further identified in the books and records of the Custodian, interim serviced by __________ ("Seller").


                              DEUTSCHE BANK NATIONAL TRUST COMPANY

                              as Custodian




                              By:
                                 ---------------------------------
                                    Authorized Officer

                                 MORTGAGE LOANS



Following are the identifying numbers of the Mortgage Loans subject to this Notice of Intent to Issue Trust Receipt:

                                                                     EXHIBIT E-1

      [WAREHOUSE LENDER'S RELEASE]



Greenwich Capital Financial Products, Inc.



Ladies and Gentlemen:

      We hereby release all right, interest or claim of any kind with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon payment in full, in one or more installments, from Greenwich Capital Financial Products, Inc., in accordance with the wire instructions which we delivered to you in a letter dated _______ , 200__ ,in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*

Loan *            Mortgagor         Address     City        State       Zip



------            ---------         -------     ----        -----       ---



                                          Very truly yours,

                                          [WAREHOUSE LENDER]

                                          By:
                                             ---------------------------
                                          Name:
                                          Title:


* A= weighted average trade price

  B = principal amount of the mortgage loans

  C = 1 minus the discount set forth on the related
  Funding Confirmation

                                                                     EXHIBIT E-2

Date:



      [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]



Greenwich Capital Financial Products, Inc.





            Re: Greenwich Capital Financial Products, Inc.
            Whole Loan Purchase Program with [Seller]


Ladies and Gentlemen:

      Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Whole Loan Purchase Program.

Wire Instructions:

      Bank Name:
      City, State:
      ABA#:
      Account #:
      Account Name:

      Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces (i) any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and (ii) any contrary wire instructions contained in any form of release delivered by [Warehouse Lender] to [Purchaser] shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                    Very truly yours,

                                    [SELLER]



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


                                    [WAREHOUSE LENDER(S)](3)



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


Receipt Acknowledged By:



GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC.


By:
   --------------------------------
Name:
Title:


--------
3 The authorized officer of each Warehouse Lender executing this letter must be the same authorized officer as signs the Warehouse Lender's Release. Not applicable if there is no Warehouse Lender.

                                                                     EXHIBIT F-1



                               [SELLER'S RELEASE]


Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830


Ladies and Gentlemen:

      With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from Purchaser to Seller of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C* in accordance with our wire instructions in effect on the date of such payment.



Loan       Mortgagor     Street Address        City             State  Zip



----       ---------     --------------        ----             -----  ---


                                    Very truly yours,

                                    [SELLER]



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                  *A` weighted average trade price
                   B` principal amount of the mortgage loan(s)
                   C` 1 minus the discount set forth on the related funding confirmation

                                                                     EXHIBIT F-2

Date:

                          [SELLER'S WIRE INSTRUCTIONS]



Greenwich Capital Financial Products, Inc.


      Re:   Custodial Agreement dated as
            of January 1, 2004, among Greenwich Capital Financial
            Products, Inc., American Home Mortgage Corp., Columbia National, Incorporated and Deutsche Bank National Trust Company


Ladies and Gentlemen:

      Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

      Set forth below are the Seller's Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:



      Bank Name:
      City, State:
      ABA#:
      Account #:
      A/C Name:

      Please acknowledge receipt of this letter in the space provided below and return it to Seller. This letter supersedes and replaces any prior notice specifying the name of Seller and the Seller's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                    Very truly yours,

                                    [SELLER](4)





                                    By:
                                       --------------------------
                                    Name:
                                    Title:


Receipt acknowledged by:



GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC.




By:
   ---------------------------
Name:
Title:


--------
(4) The authorized officer executing this letter must be the same authorized officer as signs the Seller's Release. Applicable only if there is no Warehouse Lender.

                                                                     Exhibit G-1



                    [PURCHASER'S WIRE INSTRUCTIONS TO SELLER]

Wire Instructions:



      Bank Name:
      City, State:
      ABA#:
      Account #:
      A/C Name:

                                                                     EXHIBIT G-2

                  [PURCHASER'S WIRE INSTRUCTIONS TO CUSTODIAN]

                                                                           Date:

Deutsche Bank National Trust Company
1761 St. Andrew Place
Santa Ana, CA 92705


      Re: Whole Loan Purchase Program

Ladies and Gentlemen:

      Set forth below are the Purchaser's Wire Instructions to Custodian (as defined in all Conforming Custodial Agreements used in the above-referenced program).

Wire Instructions:

      Bank Name:
      City, State:
      ABA #:
      Account #:
      Account Name:

      Please acknowledge receipt of this letter in the space provided below and return it to Greenwich Capital Financial Products, Inc. ("Purchaser"). This letter supersedes and replaces any prior notice specifying the name of Purchaser and the Purchaser's Wire Instructions to Custodian and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.



                                    Very truly yours,



                                    GREENWICH CAPITAL FINANCIAL
                                          PRODUCTS, INC.


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:
Receipt acknowledged by:

Deutsche Bank National Trust Company,
as Custodian


[CUSTODIAN]

By:
   ---------------------
Name:
Title:

                                                                     EXHIBIT G-3



                [PURCHASER'S DELIVERY INSTRUCTIONS TO CUSTODIAN]

[CUSTODIAN]

[ADDRESS]

Attention:

      Re: Delivery of Submission Package

Dear ______:



      Please deliver, via overnight courier, each of the Submission Packages relating to the Mortgage Loans listed below to:

                                    Very truly yours,

                                    [PURCHASER]



                                    By:
                                       ---------------
                                    Title:


      Initially capitalized terms are defined in the Custodial Agreement dated as of January 1, 2004, among Greenwich Capital Financial Products, Inc., American Home Mortgage Corp., Columbia National, Incorporated and Deutsche Bank National Trust Company.



                                    Very truly yours,

                                    [PURCHASER]



                                    By:
                                       ---------------------
                                    Title:

                                                                       EXHIBIT H

            [NOTICE BY ASSIGNEE TO CUSTODIAN OF PURCHASER'S DEFAULT]

[Custodian]

[Address]

            Re: Whole Loan Purchase Program

Ladies and Gentlemen:

      Notice is hereby given that Purchaser has materially defaulted in its obligations under an agreement between Assignee and Purchaser relating to the financing by Assignee of Purchaser's purchase of Mortgage Loans described on
Schedule 1 hereto. Assignee hereby (i) directs that Custodian act with respect to the related mortgage files solely in the capacity of custodian for, and bailee of, Assignee, (ii) directs that Custodian hold such mortgage files for the exclusive use and benefit of Assignee and (iii) assumes the rights of Purchaser to furnish instructions to Custodian as to the disposition of such mortgage files and such rights shall be exercisable solely by Assignee.

      Please acknowledge the foregoing by signing below and returning a copy of this notice to us at [address]

                                    Very truly yours,

                                    [ASSIGNEE]



                                    By:
                                       ---------------------
                                    Name:
                                    Title:


RECEIPT ACKNOWLEDGED:

Deutsche Bank National Trust Company,
as Custodian

By:
Name:
Title:


cc: Greenwich Capital Financial Products, Inc.

                                                                       EXHIBIT I

                                   [RESERVED]

                                                                       EXHIBIT J

                             [LETTERHEAD OF SELLER]

[DATE]



To: [____________]



Please deliver the Submission Package(s) as indicated on the attached list, in accordance with the terms of the agreement, to the following:



      Company Name:
      Address:


      City, State, Zip:
      Attn:

                             [LETTERHEAD OF SELLER]

[DATE]





                 LOANS TO BE DELIVERED BY CUSTODIAN FOR [SELLER]



                   Loan #:     Borrower's Name:  Loan Amount:
                   -------     ----------------  ------------


1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

                                                                     EXHIBIT K-1

                               [TRADE ASSIGNMENT]

             ("Takeout Investor")
[Address]
Attention:

Ladies and Gentlemen:

            Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated _, ____, to purchase $ of mortgage loans (the "Mortgage Loans") at a purchase price of . This is to confirm that
(i) the Commitment is in full force and effect, (ii) the Commitment is hereby assigned to Greenwich Capital Financial Products, Inc. ("GCFP"), (iii) you will accept delivery of such Mortgage Loans directly from GCFP, (iv) you will pay GCFP for such Mortgage Loans, (v) upon GCFP's acceptance of this assignment, GCFP is obligated to make delivery of such Mortgage Loans to you in accordance with the attached Commitment and (vi) upon GCFP's acceptance of this assignment, you will release Seller from its obligation to deliver the Mortgage Loans to you under the Commitment. Upon GCFP's determination not to accept an assignment, GCFP will notify you that this assignment is rejected. Not later than 2:00 P.M. Eastern Standard Time one business day prior to your satisfaction of the Commitment, you shall fax a purchase confirmation to GCFP at (___) ___-____,
Attention: . Payment will be made to GCFP in immediately available funds.

                                                Very truly yours,

                                                [SELLER]

                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------


Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

                                                                     EXHIBIT K-2

                               [TRADE ASSIGNMENT]
                                    (Blanket)

_____("Takeout Investor")
[Address]
Attention:

Ladies and Gentlemen:

            This is to confirm that (i) your commitments ("Commitment"), made from time to time, to purchase mortgage loans (the "Mortgage Loans") from Seller may be assigned to Greenwich Capital Financial Products, Inc. ("GCFP"), (ii) you will accept delivery of such Mortgage Loans directly from GCFP, (iii) you will pay GCFP for such Mortgage Loans, (iv) upon GCFP's acceptance of this assignment with respect to any Commitment, GCFP will be obligated to make delivery of such Mortgage Loans to you in accordance with such Commitment and (v) upon GCFP's acceptance of such assignment with respect to any Commitment, you will release Seller from its obligation to deliver the related Mortgage Loans to you under such Commitment but Seller will not be released from any of its other obligations under the Loan Purchase and Sale Agreement. Your agreement to the foregoing shall remain in effect until terminated by your giving notice of such termination to Seller in the form attached hereto as Exhibit 1. Upon GCFP's determination not to accept an assignment, GCFP will notify you that this assignment is rejected with respect to the related Commitment. Not later than 9:00 A.M. Eastern Standard Time on the business day that you purchase the Mortgage Loans, you shall fax a purchase list containing the information required by the Mortgage Loan Settlement Summary to GCFP at (___) ___-____,
Attention: . You may also transmit such information electronically by 10:00 A.M. on such business day. Payment will be made to GCFP in immediately available funds.

                                                Very truly yours,

                                                [SELLER]

                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------


Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

                                                        EXHIBIT 1 to EXHIBIT K-2

               [WITHDRAWAL OF CONSENT TO BLANKET TRADE ASSIGNMENT]


[Seller] [Address] [Address]


Ladies and Gentlemen:

            The undersigned hereby terminates its agreement to Seller's assignment of Commitments to GCFP, which approval was given pursuant to the Trade Assignment dated . This termination shall be effective as of but shall not affect the assignment of any Commitment which assignment was made prior to the date hereof. Capitalized terms not defined herein shall have the meanings set forth in the Trade Assignment.


                                                Very truly yours,

                                                [TAKEOUT INVESTOR]

                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------

Copy to: [Purchaser]

                                                                      SCHEDULE A



      LIST OF CONDUITS
      ----------------

1.

                                                                      SCHEDULE A



      LIST OF CONDUITS
      ----------------

1.